SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2002

THE ARISTOTLE CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE                                           0-14669                                    06-116854

(State or other                              (Commission File Number)                   Employer

jurisdiction of incorporation)                                                                Identification No.)

27 Elm Street New Haven, CT                                                                         06510

(Address of principal executive offices)                                                      (Zip Code)

Registrant's telephone number, including area code: (203) 867-4090

Not Applicable

(Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets.

On June 17, 2002, the Company consummated a merger (the "Merger") pursuant to which, among other things, Nasco International, Inc., a Wisconsin corporation ("Nasco"), merged with and into the Company. Nasco is a manufacturer and global distributor of education, health and agriculture products. Pursuant to the Merger, the Company issued 15,000,000 new shares of its Common Stock, par value, $.01 per share ("Common Stock"), and 10,000,000 new shares of its Series J non-voting, non-convertible, cumulative 12% preferred stock, par value $.01 per share ("Series J Preferred Stock"), in exchange for all of the outstanding shares of Nasco. The consideration for the transaction was negotiated at arm's length between the Company and Geneve Corporation ("Geneve"), the parent of Nasco.

In addition, on June 17, 2002, the Company paid a stock dividend pursuant to which Geneve acquired the beneficial ownership of 984,971 shares of Series J Preferred Stock. All other shareholders of the Company were paid a stock dividend of one share of the Company's Series I voting, convertible, cumulative 11% preferred stock, par value $.01 per share, for each share of the Company's Common Stock outstanding on June 10, 2002. As a result of the foregoing transactions, Geneve became the beneficial owner of more than 90% of the voting stock of the Company. Mr. Edward Netter, who may be deemed to be the controlling person of Geneve, is a director and Chairman of the Executive Committee of the Company

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    Financial statements of business acquired.

    Audited financial statements of Nasco were included in the Company's proxy statement-prospectus dated May 15, 2002 included as part of the Company's Registration Statement on Form S-4 (Registration Statement No. 333-86026) which is incorporated herein by reference.

    Pro forma financial information.

    Pro forma financial statements will be filed as part of an amendment to this Form 8-K/A no later than 60 days from the date hereof.

    Exhibits.

2. Agreement and Plan of Merger among The Aristotle Corporation, Geneve Corporation, Nasco Holdings, Inc. and Nasco International, Inc. dated as of November 27, 2001, as amended (included as Annex A to the proxy statement-prospectus forming a part of the registrant's Registration Statement on Form S-4 (Registration Number 333-86026) and incorporated herein by reference).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ARISTOTLE CORPORATION

(Registrant)

Date: July 1, 2002

By:                                                                                           /s/ Steven. B. Lapin

Name:                                                                                           Steven B. Lapin

Title:                                                                                               President